Exhibit 10.4

STOCK SUBSCRIPTION AGREEMENT

The undersigned hereby agrees to subscribe for shares of Common Stock, $0.001 par value (“Common Stock”), in Blue Water Restaurant Group, Inc. (“Company”).  The purchase price is fixed at ten cents (US$0.10) per share of Common Stock.  In subscribing to these shares, the undersigned hereby acknowledges and agrees to the following:

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There is currently a limited, volatile, and sporadic market for the shares of Common Stock;

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Accepted payment methods include wire transfer, certified funds, or check.  The full amount due to the Company shall be the number of shares subscribed times the purchase price of ten cents (US$0.10) per share (shares subscribed X $0.10 = purchase price); and

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The Company retains the right to accept or reject my subscription in whole or in part, for any reason or for no reason.  Subscriptions for securities will be accepted or rejected within two (2) business days after received by the Company.

(Please Type or Print Clearly)

Number of Shares Subscribed:

Registered Name of Stockholder:

Address of Record:

Social Security Number:

____________________________________________

Signature of Subscriber

Accepted on the _____

 of _________

, 2013 by:

____________________________________________

Authorized Officer Signature